AGREEMENT TO AMEND THE CREDIT AGREEMENT
                     ---------------------------------------


                  AGREEMENT TO AMEND THE CREDIT AGREEMENT (this "Agreement"), dated as of June 11, 1998, among USI AMERICAN HOLDINGS, INC., a Delaware corporation (the "Company"), USI FUNDING, INC., a Delaware corporation, U.S. INDUSTRIES, INC., a Delaware corporation (formerly known as USI, Inc.) ("New USI", and together with the Company, the "New Borrowers"), USI ATLANTIC CORP., a Delaware corporation (formerly known as U.S. Industries, Inc.) ("Old USI"), each of the lenders party hereto from time to time (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Issuing Bank and Swingline Bank, and as Agent (in such capacity, the "Agent") and BANKAMERICA ROBERTSON STEPHENS, as Arranger (the "Arranger"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended Credit Agreement referred to below.

                              W I T N E S S E T H :
                              -------------------

                  WHEREAS, the Company, USI Funding, Old USI, the Banks, the Issuing Bank, the Swingline Bank, the Agent and the Arranger are parties to a Credit Agreement dated as of December 12, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, each of the Company, USI Funding and Old USI has requested, and the undersigned Banks hereby agree, that the Credit Agreement be amended with such deletions and additions thereto as necessary to effect the Credit Agreement in the form attached as Annex I hereto (the "Amended Credit Agreement");

                  NOW, THEREFORE, it is agreed:

                  1. The parties hereto hereby agree to amend the Credit Agreement with such deletions and additions thereto as necessary to effect the Credit Agreement in the form of the Amended Credit Agreement.

                  2. The parties hereto hereby agree that the Total Multicurrency Commitment shall be increased to $350,000,000, with such increase in commitment (i.e., $70,000,000) to be provided solely by Marine Midland Bank, which shall become a Multicurrency Bank (it being understood and agreed, however, that such increase to the Total Multicurrency Commitment shall not result in a corresponding increase to the Aggregate Commitment). In connection therewith, each existing Multicurrency Bank will assign to Marine Midland Bank (without representation or warranty), and Marine Midland Bank will purchase from each such existing Multicurrency Bank, outstanding Multicurrency Loans such that after giving effect thereto, all Multicurrency Banks (including Marine Midland
Bank) shall have outstanding Multicurrency Loans pro rata as described in the Credit Agreement.

                  3. In order to induce the Banks to enter into this Agreement, each of the New Borrowers and Old USI hereby represents and warrants that:

                  (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined in Section 6 of this Agreement) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such specified date), both before and after giving effect to this Agreement;

                  (ii) there exists no Default or Event of Default on the Amendment Effective Date, both before and after giving effect to this Agreement; and

                  (iii) neither the execution, delivery or performance by either New Borrower or Old USI of this Agreement, nor the consummation of the transactions contemplated hereby (x) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (y) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under any indenture (including the Senior Notes Indenture), mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which either New Borrower or Old USI is a party or by which it or any of its property or assets is bound or to which it may be subject or (z) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of any New Borrower or Old USI;

                  (iv) all necessary governmental (domestic and foreign) and third party approvals in connection with this Agreement and the Mergers shall have been (or will, within the time frame required, be) obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or impairs materially adverse conditions upon, the consummation of the Mergers or the other transactions contemplated hereby; and

                  (v) no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement or the Mergers or any documentation executed in connection herewith or therewith.

                  4. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company, USI Funding, New USI, the Issuing Bank, the Swingline Bank and the Agent.

                  5. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  6. This Agreement and the Amended Credit Agreement contemplated hereby shall become effective on the date (the "Amendment Effective Date") when each of the following conditions shall have been met:

                  (a) The Company, USI Funding, New USI, Old USI, the Issuing Bank, the Swingline Bank, the Agent and the Majority Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent in accordance with Section 12.02(a) of the Credit Agreement;

                  (b) The Agent shall have received from Weil, Gotshal & Manges LLP, counsel to each of the Company, Old USI and New USI, an opinion addressed to the Agent, the Issuing Bank, the Swingline Bank and each of the Banks and dated the Amendment Effective Date in form and substance satisfactory to the Agent and covering such matters incident to this Agreement and the transactions contemplated herein as the Agent may reasonably request;

                  (c) The Agent shall have received resolutions of the Board of Directors of New USI, which resolutions shall be certified by the secretary or any assistant secretary of New USI and shall authorize the execution, delivery and performance by New USI of this Agreement and the consummation of the transactions contemplated hereby, and the foregoing shall be acceptable to the Agent in its reasonable discretion;

                  (d) USI Funding shall have repaid all of its outstanding Obligations, if any, under the Credit Agreement; and

                  (e) the Mergers shall have been consummated in accordance with the terms of the Merger Documents and all applicable laws.

                  7. Pursuant to Section 12.02(a) of the Credit Agreement, the address and facsimile numbers for the Company, USI Funding, New USI, Old USI, the Agent and Bank of America National Trust & Savings Association, as a Bank, to which all written notices provided for under the Credit Agreement shall be sent, shall be those set forth below such parties' signature lines hereto.

                  8. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                             USI AMERICAN HOLDINGS, INC.


                                             By /s/ Peter F. Reilly
                                                --------------------------------
                                                Name: Peter F. Reilly
                                                Title: Treasurer


                                            Address for notices:

                                            101 Wood Avenue South
                                            Iselin, NJ  08830
                                            Attn: Robert J. Vander Meulen
                                            Assistant Treasurer
                                            Facsimile:  (732) 767-2390
                                            Tel:  (732) 767-2226


                                            USI FUNDING, INC.

                                            By  /s/ Peter F. Reilly
                                                --------------------------------
                                                Name: Peter F. Reilly
                                                Title: Treasurer

                                            Address for notices:

                                            101 Wood Avenue South
                                            Iselin, NJ  08830
                                            Attn: Robert J. Vander Meulen
                                            Assistant Treasurer
                                            Facsimile:  (732) 767-2390
                                            Tel:  (732) 767-2226

                                            U.S. INDUSTRIES, INC.


                                            By  /s/ Peter F. Reilly
                                                --------------------------------
                                            Name: Peter F. Reilly
                                            Title: Treasurer

                                            Address for notices:
                                            101 Wood Avenue South
                                            Iselin, NJ  08830
                                            Attn:  Robert J. Vander Meulen
                                            Assistant Treasurer
                                            Facsimile:  (732) 767-2390
                                            Tel:  (732) 767-2226



                                            USI ATLANTIC CORP.

                                            By  /s/ Peter F. Reilly
                                                --------------------------------
                                                Name: Peter F. Reilly
                                                Title: Treasurer

                                            Address for notices:

                                            101 Wood Avenue South
                                            Iselin, NJ  08830
                                            Attn: Robert J. Vander Meulen
                                            Assistant Treasurer
                                            Facsimile:  (732) 767-2390
                                            Tel:  (732) 767-2226

                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION, as
                                            Agent


                                            By /s/ Steve A. Aronowitz
                                               ---------------------------------
                                               Name: Steve A. Aronowitz
                                               Title: Managing Director


                                            Address for notices:

                                            1850 Gateway Blvd., 5th Floor
                                            Concord, CA  94520
                                            Attn: Annie Cuenco
                                            Agency Administrative
                                            Services (#5596)
                                            Facsimile: (510) 675-8500
                                            Tel:  (510) 675-8421


                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION,
                                            as Issuing Bank


                                            By /s/ Steve A. Aronowitz
                                               ---------------------------------
                                               Name: Steve A. Aronowitz
                                               Title: Managing Director


                                            Address for notices:

                                            Bank of America National Trust
                                            and Savings Association
                                            Letter of Credit (#1580)
                                            231 LaSalle Street
                                            Chicago, IL  60697
                                            Attn:  Marie Calvin, VP
                                            Facsimile:  (312) 987-6828
                                            Tel:  (312) 923-5962

                                            With a copy to:

                                            1850 Gateway Blvd., 5th Floor
                                            Concord, CA  94520
                                            Attn:  Annie Cuenco
                                            Agency Administrative
                                            Services (#5596)
                                            Facsimile:  (510) 675-8500
                                            Tel:  (510) 675-8421


                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION,
                                              as Swingline Bank

                                            By /s/ Steve A. Aronowitz
                                               ---------------------------------
                                               Name: Steve A. Aronowitz
                                               Title: Managing Director


                                            Address for notices:

                                            200 West Jackson Boulevard
                                            9th Floor
                                            Chicago, IL  60697
                                            Attn:  Bonnie Ptaszkowski
                                            Account Administration
                                            Facsimile:  (312) 974-9626
                                            Tel:  (312) 828-6747

                                            With a copy to:

                                            1850 Gateway Blvd., 5th Floor
                                            Concord, CA  94520
                                            Attn: Annie Cuenco
                                            Agency Administrative
                                            Services (#5596)
                                            Facsimile:  (510) 675-8500
                                            Tel:  (510) 675-8421

                                            BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION,
                                              as Bank


                                            By /s/ Steve A. Aronowitz
                                               ---------------------------------
                                               Name: Steve A. Aronowitz
                                               Title: Managing Director


                                            Address for notices:
                                            335 Madison Avenue
                                            New York, NY  10017
                                            Attn: Steve Aronowitz
                                            Credit Products
                                            Facsimile:  (212) 503-7066
                                            Tel:  (212) 503-7950

                                            BANKAMERICA ROBERTSON STEPHENS,
                                              as Arranger


                                           By /s/ Steve Sterling
                                              ----------------------------------
                                              Name: Steve Sterling
                                              Title:

                                            Address for notices:

                                            335 Madison Avenue
                                            New York, New York  10017
                                            Attn: Frank Brittan
                                            Syndications (#2698)
                                            Facsimile:  (212) 503-7355/7031
                                            Tel.:  (212) 503-8339

                                            ABN AMRO BANK, N.V.


                                            By /s/ John W. Deegan
                                               ---------------------------------
                                               Name: John W. Deegan
                                               Title: Group Vice President


                                           By  /s/ Adam Lipsky
                                               ---------------------------------
                                               Name: Adam Lipsky
                                               Title: Corporate Banking Officer


                                            BANCA NAZIONALE DEL LAVORO S.P.A.
                                               NEW YORK BRANCH


                                           By ___________________________
                                              Name:
                                              Title:

                                           By ___________________________
                                              Name:
                                              Title:


                                            THE BANK OF NEW YORK


                                            By /s/ Randolph E.J. Mediano
                                               ---------------------------------
                                               Name: Randolph E.J. Mediano
                                               Title: Vice President

                                            THE BANK OF NOVA SCOTIA


                                            By ___________________________
                                               Name:
                                               Title:

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                               COMPANY


                                            By /s/ Michael C. Irwin
                                               ---------------------------------
                                               Name: Michael C. Irwin
                                               Title: Vice President


                                            BANKERS TRUST COMPANY

                                            By ____________________________
                                               Name:
                                               Title:


                                            BANQUE PARIBAS



                                            By /s/ John J. McCormick, III
                                               ---------------------------------
                                               Name: John J. McCormick, III
                                               Title: Vice President


                                           By /s/ Donald Ercole
                                              ----------------------------------
                                              Name: Donald Ercole
                                              Title: Managing Director

                                           THE CHASE MANHATTAN BANK


                                           By /s/ Karen M. Sharf
                                              ----------------------------------
                                              Name: Karen M. Sharf
                                              Title: Vice President


                                            CIBC, INC.


                                            By _____________________________
                                               Name:
                                               Title:

                                            CITIBANK, N.A.

                                            By /s/ W. Martens
                                               ---------------------------------
                                               Name: W. Martens
                                               Title: Attorney-in-Fact


                                             CREDIT LYONNAIS NEW YORK
                                               BRANCH

                                             By /s/ Vladimir Labun
                                                --------------------------------
                                                Name: Vladimir Labun
                                                Title: First Vice President-
                                                         Manager


                                            THE DAI-ICHI KANGYO BANK, LIMITED



                                            By /s/ Masaaki Ishikura
                                               ---------------------------------
                                               Name:  Masaaki Ishikura
                                               Title: Vice President


                                            DEUTSCHE BANK AG, NEW YORK
                                               BRANCH AND/OR CAYMAN ISLANDS
                                               BRANCH

                                            By /s/ Stephan A. Wiedemann
                                               ---------------------------------
                                               Name: Stephan A. Wiedemann
                                               Title: Director


                                            By /s/ Susan L. Pearson
                                               ---------------------------------
                                               Name: Susan L. Pearson
                                               Title: Director


                                           THE FIRST NATIONAL BANK
                                               OF CHICAGO

                                           By /s/ Stephen E. McDonald
                                              ----------------------------------
                                              Name: Stephen E. McDonald
                                              Title: First Vice President

                                            FLEET NATIONAL BANK


                                            By /s/ Barbara Agostin Keegan
                                               ---------------------------------
                                               Name: Barbara Agostin Keegan
                                               Title: Vice President


                                            THE FUJI BANK, LIMITED,
                                               NEW YORK BRANCH


                                            By _________________________________
                                               Name:
                                               Title:


                                            THE INDUSTRIAL BANK OF JAPAN,
                                                LIMITED, NEW YORK BRANCH


                                            By /s/ John V. Veltri
                                               ---------------------------------
                                               Name: John V. Veltri
                                               Title: Joint General Manager


                                            LTCB TRUST COMPANY


                                            By /s/ Junichi Ebihara
                                               ---------------------------------
                                               Name: Junichi Ebihara
                                               Title: Senior Vice President


                                            MARINE MIDLAND BANK


                                            By /s/ Rochelle Forster
                                               ---------------------------------
                                               Name: Rochelle Forster
                                               Title: Vice President


                                            MELLON BANK, N.A.


                                            By ________________________________
                                               Name:
                                               Title:

                                            MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK


                                            By /s/ Kathryn Sayko-Yanes
                                               ---------------------------------
                                               Name: Kathryn Sayko-Yanes
                                               Title: Vice President


                                            NATIONAL WESTMINSTER BANK PLC
                                               NEW YORK BRANCH


                                            By /s/ Anne Marie Torre
                                               ---------------------------------
                                               Name: Anne Marie Torre
                                               Title: Vice President


                                            NATIONAL WESTMINSTER BANK PLC
                                            NASSAU BRANCH


                                            By /s/ Anne Marie Torre
                                               ---------------------------------
                                               Name: Anne Marie Torre
                                               Title: Vice President


                                            NATIONSBANK, N.A.


                                            By /s/ Marcus A. Boyer
                                               ---------------------------------
                                               Name: Marcus A. Boyer
                                               Title: Senior Vice President


                                            PNC BANK, NATIONAL ASSOCIATION


                                            By /s/ Michael Nardo
                                               ---------------------------------
                                               Name: Michael Nardo
                                               Title: Vice President

                                            ROYAL BANK OF CANADA


                                            By /s/ Sheryl L. Greenberg
                                               ---------------------------------
                                               Name: Sheryl L. Greenberg
                                               Title: Senior Manager


                                            THE ROYAL BANK OF SCOTLAND
                                               PLC


                                            By /s/ Derek Gennar
                                               ---------------------------------
                                               Name: Derek Gennar
                                               Title: Vice President


                                            THE SANWA BANK, LIMITED,
                                               NEW YORK BRANCH


                                            By  /s/ Jean-Michel Fatovic
                                                --------------------------------
                                                Name: Jean-Michel Fatovic
                                                Title: Vice President



                                            SOCIETE GENERALE


                                            By  /s/ Karen M. Sager
                                               ---------------------------------
                                               Name:  Karen M. Sager
                                               Title: Vice President


                                            THE SUMITOMO BANK, LIMITED,
                                               NEW YORK BRANCH


                                            By /s/ John C. Kissinger
                                               ---------------------------------
                                               Name: John C. Kissinger
                                               Title: Joint General Manager

                                              THE SUMITOMO TRUST & BANKING
                                                CO., LTD, NEW YORK BRANCH


                                              By ___________________________
                                                 Name:
                                                 Title:


                                              TORONTO-DOMINION (NEW YORK),
                                                 INC.


                                              By ____________________________
                                                 Name:
                                                 Title: